Annual Report

American Enterprise Fund
American Opportunities Fund
International Fund

October 31, 2002

Thomas White Funds Family
Officers and Trustees

Thomas S. White, Jr. Chairman of the Board and President
Jill F. Almeida Trustee
Nicholas G. Manos Trustee
Edward E. Mack III Trustee
Elizabeth G. Montgomery Trustee
John N. Venson, D.P.M. Trustee
Douglas M. Jackman, CFA Vice President and Secretary
David Sullivan II Treasurer and Assistant Secretary

Investment Adviser and
Administrator

Thomas White International, Ltd.
 440 S. LaSalle Street, Suite 3900
Chicago, Illinois 60605-1028

Custodians
The Northern Trust Company
 Chicago, Illinois
U.S. Bank, N.A.
Milwaukee, Wisconsin

Legal Counsel
Dechert
 Washington, DC

Independent Accountants
PricewaterhouseCoopers LLP
 Chicago, Illinois

Transfer Agent
U.S. Bancorp Fund Services LLC
 Milwaukee, Wisconsin

For current performance, net asset value, or for assistance with your account, please contact the Funds Family at 800-811-0535 or visit our web Site at www.thomaswhite.com.

The Thomas White Funds Family

Capturing Value Worldwide sm

Thomas White Funds Family

Thomas White is the Funds' President and Portfolio Manager. He has been an investment professional since joining Goldman Sachs in 1966. His interests have always been global. As a boy he grew up around the world, living and traveling throughout Europe, North America and the Far East before graduating from Duke University in 1965. Over his thirty-five years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and until 1992, fourteen years with Morgan Stanley. At Morgan Stanley, he was a Managing Director and the Chief Investment Officer for the firm's American valuation-oriented equity investing.

Together with the organization's team of seasoned domestic and international analysts, Mr. White directs the management of portfolio investments in Europe, Africa, North America, Latin America, Japan and Asia. The firm's research division, the Global Capital Institute, produces monthly publications that provide investment advice on the relative attractiveness of nearly 4,000 common stocks in forty-eight countries. These are purchased by major institutional asset management organizations worldwide.

THE FOLLOWING LETTER WAS WRITTEN BY MR. WHITE, THE FUNDS' PRESIDENT:

December 31, 2002

Dear Friends,

Our growing family will celebrate its ninth birthday next June. Thomas White International's professionals are committed to bring you strong, stable equity performance. We have accomplished this in a wide spectrum of environments, starting with the steady growth of the nineties, then the technology bubble of 1999-2000 and its aftermath, the longest post-war market decline. We now feel that both the economy and the market are in a mild, but distinct, recovery.

Our objective as professionals is to assist our shareholder/clients to successfully reach their long-term investment goals.

Many of you have visited our office in Chicago and met the men and women who manage your assets. We feel personal meetings promote a rapport that is mutually beneficial. We also encourage shareholder calls to discuss the funds and general market conditions. This dialogue is an integral part of being your investment advisor. Please call me, Doug Jackman or David Sullivan in Chicago at 312-663-8300.

Investment Perspective

We believe that maintaining a realistic investment perspective is an important component of successful investing. This is especially true for equities, the most volatile of major asset classes. Even though most large business organizations are relatively stable over time, their stocks' annual returns tend to vary quite widely. This is because investors exaggerate the importance of short-term events. Accordingly, long-term investors must be patient with interim market swings. The meteoric rise of technology and other growth stocks in 1999-2000 followed by their collapse in 2000-2002 is a recent example of investor behavior.

To assist shareholders in their efforts to maintain a realistic investment perspective, we provide shareholders with annual projections of equity returns for the next ten years. We also project the frequency and depth of bear markets over this period. These estimates represent probable general market returns, and of course, can vary widely in their eventual accuracy. They are based on the historical relationship between returns and initial stock valuations since 1926 in the United States. Since most stocks, given the current low level of inflation, are approaching their fair valuations, this year's equity return estimate is close to the long-term return average of 11% for equities since 1926.

Our coming decade equity return estimate for 2003-2012 has risen from last year's 8% to 9%. With ten-year government bonds yielding just only 4%, this suggests an extra 5% expected return in equities. This is up from 3% last year since the strong 2002 bond market has left them expensive. The long-term average return difference between stocks and bonds is 3.5%.
"Houses are best built on stone, not sand. Our thorough stock selection approach emphasizes the use of time-tested, fundamental valuation measurements and analyst judgement. The objective is to determine a company's intrinsic business worth"

"Our research division, the Global Capital Institute, is leading the asset management industry in the development of techniques to successfully value modern global companies."

History also suggests that there will be two bear market declines in the next ten years, and that they should each fall roughly 32%. Since accurate market timing is wishful thinking, investors must endure these interim speed bumps. We are emerging from the first worldwide bear market since 1990. The decline started in March or September of 2000, depending on the index. The markets rallied this year from a July bottom, fell to a new low in October and are now advancing. While this run up is typical for the season, we believe it is the start of a new bull market.

The Business Outlook

After a strong third quarter where the GNP grew 4%, pockets of weakness are appearing again. Manufacturing has slipped back into a contracting mode again and with it employment growth is flat. The economy's stalwarts, the consumers, are slowing down their car purchases and other retail items, but they are still taking advantage of low interest rates and buying housing. With these disappointments, GNP growth will fall to 1.5% this quarter. This uneven pattern is typical of an early recovery and does not seriously suggest a double-dip recession.

We expect this mild pattern to continue into the winter-spring of 2003. The hope is for the consumer to continue to support the economy until capital spending finally rekindles. This means another couple of quarters with 2% GNP growth. Capital spending will follow the manufacturing recovery by midyear.

The recovery needs consumer and business confidence. The possible war with Iraq, terrorism and the Palestinian-Israeli conflict all weigh heavily on investors, as well as, expansion and hiring decisions. The President, with his new control of the Senate, should push for tax cuts and spending increases this spring to stimulate the economy.

Portfolio Strategy

After several years of declining markets, funds' portfolios continue to be shifted into industry mixes and stocks that are less defensive and more appropriate for the stronger business recovery we envision in mid 2003. We believe the companies that we own are currently undervalued and should produce strong returns as the economy recovers.

In the recent distressing environment and difficult stock market, it is important that investors stay the course. As your advisor, we continue to execute our investment process in a consistent, business-like manner. We believe that equity investing rewards the patient investor who uses disciplined, time-tested valuation techniques and has realistic long-term goals.

All of us at the Thomas White Funds Family appreciate your support and hope to bring you better returns in the coming year.

Thomas S. White, Jr.
President

THE THOMAS WHITE FUNDS FAMILY

The American Enterprise Fund (large-cap value)
The American Opportunities Fund (mid-cap value)
The International Fund (foreign equities)

Mutual fund investors and their advisors have grown increasingly sophisticated in the management of retirement accounts. Funds are allocated by their investment style, cap size and between domestic and foreign stocks. The objective of this careful diversification is smoother performance. The Thomas White Funds described below should be used as individual components within an investor's total investment portfolio:
THE FUNDS HAVE IDENTICAL GOALS The investment objectives of the American Enterprise, American Opportunities and International Funds are to achieve long-term capital growth.

THE THOMAS WHITE FUNDS' INVESTMENT PHILOSOPHY

I. Superior returns can come from properly harnessing the high potential inherent within undervalued companies.

II. A valuation -oriented investment approach can capture this potential while maintaining a lower risk profile.

III.  Management emphasizes owning broadly diversified portfolios of undervalued companies that have solid cash flows, attractive growth potentials and appropriately conservative balance sheets.

IV. The Advisor adheres to a long-term investment approach, and it does not attempt to project short-term changes in the general market.

I. The International Fund

We believe globalization will accelerate in the next decade. This trend started with the demise of the Soviet Union as a superpower and will speed up with the growing availability of the Internet worldwide.

The Fund is designed to represent the international equity component of an investor's portfolio of funds. It owns a broadly diversified list of undervalued common stocks located in all the major global industries. These securities are also widely diversified by geographical region and in both developed market and emerging market countries.

In August of 1998, Forbes Magazine honored the International Fund by placing it in their International Stock Funds ABest Buy List.

II. The American Enterprise Fund

The American Enterprise Fund is designed to represent the large-cap value portion of our client's US equities.

III. The American Opportunities Fund

The American Opportunities Fund is designed to represent the mid-cap value portion of our client's US equities. Both of our American Funds seek to obtain superior long-term returns while attempting to limit investment risk. The portfolios are constructed to take full advantage of our research department's ability to discover attractive investment opportunities in each major business sector within the United States. History shows that careful industry and company diversification can help lower portfolio volatility and reduce risk during difficult market environments.

The American Enterprise Fund uses a valuation-driven large-cap investment style and will select most of its stocks from those in the Russell 1000 Index. These companies range in market capitalizations from roughly $1 to $382 billion.

The American Opportunities Fund will use a valuation-driven mid-cap investment style and will select most of its stocks from the 800 companies in the Russell Midcap Index. These stocks range in market capitalizations from roughly $1 to $15 billion.

The two American Funds are designed to complement each other. The American Enterprise Fund will tend to have superior returns during periods where larger stocks are outperforming. The American Opportunities Fund will tend to have superior returns during periods where smaller stocks outperform.

THE FUNDS ARE INVESTOR FRIENDLY

The Funds are 100% no-load, a distinct advantage since sales charges and 12b-1 fees reduce a shareholder's  return. Each Fund has average or below average total expenses, in relation to their peers, and attempts to maintain low portfolio turnover, which is tax-efficient. In addition to managing mutual funds, our asset management division runs US large-cap, small-cap and fixed-income portfolios for clients. All of our investment asset classes use our traditional valuation-oriented investment approach.
THE WORLD HAS CHANGED. ADDING AN INTERNATIONAL FUND TO U.S. EQUITY HOLDINGS OFFERS THE POTENTIAL FOR BOTH IMPROVED PERFORMANCE AND SMOOTHER RETURNS. GLOBAL STOCK MARKET ALLOCATION
	Dec 1970	Dec 1980	Dec 1990	Dec 2000	Oct 2002
Developed Markets
Canada	4%	3%	2%	2%	2%
Europe	22%	23%	25%	28%	26%
Pacific	8%	16%	27%	14%	14%
United States	66%	57%	43%	52%	52%
Emerging Markets	.2%	.8%	3%	4%	6%
	100%	100%	100%	100%	100%
Global Market Value ($trillions)	$2.0	$4.1	$8.2	$26.9	$22.4

There has been growth in the relative size of developed and emerging markets outside the United States since 1960.  This means investors can now choose to employ wider diversification in the design of their equity portfolios.

Thomas White suggests shareholders hold both its American Funds and its International Fund to obtain smoother returns.

History shows that broad global diversification has lowered the volatility associated with single country portfolios.

Source:  Global Capital Institute

THE FUNDS HAVE COMMON OBJECTIVES

The common goals of the Thomas White Funds are to provide our shareholders with solid performance and above average portfolio stability.

We attempt to design funds that give shareholders a comfortable ride, in the roller coaster world of equities. Shareholders that can "stay the course" and maintain a well-thought-out, long-term strategy, have traditionally done well in investing. Nervous equity investors tend to make mistakes they regret later.

How do we invest the portfolio and structure the funds to accomplish our goals of both strong and stable performance?

First, in terms of portfolio design, we select stocks on the basis of how they will perform in both rising and declining markets. Our 100%-owned research unit, the Global Capital Institute, provides an ongoing flow of attractive stocks in most every industry and country. This gives us the ability to construct carefully diversified portfolios. Owning undervalued companies in all of the major industries or countries can moderate the disruption caused by unpredictable business and market cycles. Strong and weak sectors tend to offset each other, producing smoother overall performance, as well as the value added which comes from owning undervalued stocks.

Second, in designing the fund's structure, we try to attract and serve the prudent, long-term investor and discourage speculators. Please note the information in  "Designing a Lifetime Investment Plan" and "The Power of Long-Term Investment Plans " located in the front section of the Funds' prospectus. Our Funds are ideal for these sort of lifetime savings plans. There is another advantage of having shareholders who are long-term investors. Long-term shareholders produce fewer fund redemptions, which means lower portfolio turnover in the Funds. A stable shareholder base also allows us to hold less liquidity-related cash, which can improve long-term performance.

Third, we encourage shareholders to develop confidence in our advice. Working with a trusted advisor increases the likelihood of investment success. We take great pride as professionals in assisting shareholders in reaching their investment goals. We know that our clients' accomplishments depend on their knowledge, planning and self-discipline. Accordingly, we attempt to focus our regular shareholder communications in these areas.

Finally, we send out special letters during periods of market turmoil. These are normally delivered in a timely fashion by fax or e-mail. Shareholder response to this form of communication has been quite enthusiastic. A complete set of past shareholder letters and reports are available at our website, www.thomaswhite.com or by calling 1-800-811-0535.

"The common goals of the Thomas White Funds are to provide our shareholders with solid performance and above average portfolio stability...

Shareholders that can 'stay the course' and maintain a well though out, long-term strategy, have traditionally done well in equities."
Thomas White American Enterprise Fund Top Ten Holdings on October 31, 2002 Based on Total Net Assets
Company Industry	% of Total Net Assets
Phillip Morris Companies, Inc. Consumer Staples	3.2%
AT&T Corp Communications	2.9%
Berkshire Hathaway "B" Insurance	2.3%
Citigroup Inc. Banking	2.3%
Freddie Mac Financial Diversified	2.2%
Kraft Foods, Inc. Consumer Staples	2.1%
ConocoPhillips Energy	2.1%
Illinois Tool Works, Inc. Industrial	1.9%
Fannie Mae Financial Diversified	1.8%
FedEx Corporation Transportation	1.8%

Thomas White American Enterprise Fund
 Large-Cap Value Style Ticker:  (TWAGX)

The American Enterprise Fund employs our organization's traditional valuation-oriented investment style and focuses its large-cap stock selection among the companies in the Russell 1000 Index. These companies range in market capitalizations from roughly $1 to $382 billion. The fund also purchases some attractive smaller-cap stocks. Given that our security analysts regularly value over 2300 domestic companies, this selection flexibility allows the portfolio manager to buy any of the investment opportunities they discover. Despite this flexibility, the fund intends to maintain an average cap size that consistently places it in the large-cap category of funds as defined by Morningstar.

Performance

The Thomas White American Enterprise Fund returned -19.8% over the last six months through October, versus the Russell 1000 Value Index (-17.4%) and the S&P 500 Index (-17.0%). The equivalent returns over the last twelve months are -13.3% versus -10.0% and -15.1%. Since its inception, the Fund has returned an annualized -2.9% return. This compares to the Russell 1000 Value Index (-0.6%) and the S&P 500 Index (-4.0%).

Investment Strategy

There are several approaches portfolio managers can use in attempting to outperform their benchmarks. Some vary their cash levels; usually in an effort to correctly time market declines. Given our attitude that market timing cannot consistently add value, we maintain minimal cash levels.

Another approach is referred to as industry rotation, or market timing of industries. To be successful here, one needs to be good at forecasting movements in the business cycle, interest rates and the movement of commodity prices accurately. While we regularly discuss our analysis of the economy and have expectations of its direction, we do not value stocks in a way that depends on our forecasts being correct. Indeed, we buy economically sensitive companies when the consensus economic forecast suggests that we should not. We do this because this is when the stocks sell at the greatest discount to their long-term value. Short-term thinking creates undervalued opportunities. We accept possible short-term underperformance in a stock in order to obtain solid outperformance in the long-term.

Thomas White American Enterprise Fund Industry Distribution on October 31, 2002 Based on Long-Term Securities
Aerospace	0.3%
Banking	10.4%
Building	0.8%
Capital Goods	0.3%
Chemicals	1.2%
Communications	5.1%
Consumer Durables	2.2%
Consumer Retail	5.3%
Consumer Staples	11.2%
Energy	6.1%
Financial Diversified	9.4%
Forest & Paper	0.5%
Health Care	7.3%
Industrial	4.0%
Insurance	3.8%
Metals & Mining	0.3%
Services	21.8%
Technology	6.6%
Transportation	3.0%
Utilities	0.4%
Total	100.0%

If we do not market time or time movements of industries, how do we add value? The answer is that we stress accurate stock selection within every major industry. Our security analysts have developed valuation techniques to aid them in selecting the stock that will outperform its industry peers. Our valuation tools vary with each industry. Our organization's long experience in following this approach gives us great confidence in its success. In the end, our expertise within each industry, gives us the capability of creating a much more diversified portfolio than most other portfolio managers.

With the S&P 500 Index down 15.1% over the last twelve months, there are many new undervalued opportunities. In our focus on new bargain-priced stocks, the portfolio is gradually shifting away from more defensive companies toward those currently depressed by the weak economy.

Our Current Portfolio

As is our traditional policy, we are fully invested and are maintaining broad industry diversification in order to achieve our objective of portfolio stability. The Fund currently owns 99 attractively priced businesses spanning every economic sector and major industry. As of October 31, the Fund's wide diversification was confirmed by the fact that its top ten holdings represented just 22.6% of its total net assets.

In conclusion, the Fund represents a diversified portfolio of undervalued large-cap securities with attractive futures and solid balance sheets. We have every confidence that these equities will enjoy strong relative performance reflecting the economic recovery we anticipate occurring in 2003.

Performance at a Glance

Relative Performance October 31, 2002	American Enterprise	Russell 1000 Value	S&P 500

Six Months	-19.8%	-17.4%	-17.0%
YTD	-19.2%	-16.9%	-21.8%
One Year Total Return	-13.3%	-10.0%	-15.1%
|Annualized Three Year Total Return	-9.7%	-5.8%	-12.2%
Annualized Total Return Since Inception (11/1/98)	-2.9%	-0.6%	-4.0%

The S&P 500 is a market-weighted index of the largest 500 companies. Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. All indices are unmanaged and returns assume the reinvestment of dividends.

The American Enterprise Fund
vs
the Russell 1000 Value Index and the S&P 500

[graphic omitted]

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and various benchmarks.  The return since inception was -11.3% for the Fund, -2.5% for the Russell 1000 Value and -15.0% for the S&P 500.  The one-year for the Fund was -13.3%.  The Fund's average annual total return was -2.9%.
Past performance does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

THOMAS WHITE AMERICAN ENTERPRISE FUND
 Investment Portfolio            October 31, 2002

Industry Issue		Shares	Value
Common Stocks (97.7%)
Aerospace (0.3%)
Boeing Company		1,343	$39,954

Banking (10.1%)
Bankamerica Corp.		1,900	132,620
BankOne #		3,100	119,567
BB&T Corp.		4,500	163,125
Citigroup Inc. #		7,500	277,125
Golden West Financial		2,000	138,120
PNC Financial Corp. #		2,400	97,584
Wells Fargo & Co.		2,600	131,222
Washington Mutual		5,272	188,527
			1,247,890
Building (0.8%)
Centex Corp. #		2,200	100,056

Capital Goods (0.3%)
Caterpillar Inc.		800	32,680

Chemicals (1.2%)
E. I. du Pont de Nemours and Company		1,700	70,125
Engelhard Corp.		1,600	35,440
Rohm and Haas Company		1,200	39,924
			145,489
Communications (5.0%)
AT&T Corp.		27,600	359,904
Telephone & Data Systems Inc.		1,653	84,138
Verizon Communications Inc. #		4,418	166,824
			610,866
Consumer Durables (2.2%)
Clayton Homes #		2,300	26,036
General Motors Corp. #		2,900	96,425
Johnson Controls Inc.		900	70,200
Mohawk Industries, Inc. *		850	45,518
Whirlpool Corp.		600	27,966
			266,145
Consumer Retail (5.2%)
Costco Wholesale #		2,000	67,860
Nordstrom #		5,300	105,576
Office Depot *		6,900	99,291
Staples Inc. *		5,200	80,600
Target Corp. #		4,884	147,106
TJX Companies #		6,600	135,432
			635,865
Consumer Staples (10.8%)
Alberto Culver Co. Class A #		2,200	105,930
CVS Corp. #		2,468	68,438
Kraft Foods, Inc. #		6,600	260,700
Kimberly-Clark Corp.		2,300	118,450
Kroger Co. *#		10,180	151,071
Philip Morris Companies, Inc.		9,577	390,263
Constellation Brands Class A *		2,000	50,660
UST Inc.		6,457	197,520
			1,343,032
Energy (6.0%)
Amerada Hess Corp.		1,550	79,515
Anadarko Petroleum Corp. #		3,000	133,620
ConocoPhillips		5,312	257,632
Chevrontexaco Corp.		2,846	192,475
Noble Corp. *		2,200	71,104
			734,346
Financial Diversified (9.2%)
American Express Co.		5,500	200,035
Equity Office Properties Trust #		5,000	120,400
Equity Residential #		6,100	144,692
Fannie Mae		3,400	227,324
Freddie Mac		4,400	270,952
Stillwell Financial Inc. #		14,600	170,966
			1,134,369
Forest & Paper (0.5%)
Rayonier		1,400	59,052

Health Care (7.2%)
Abbott Labs		3,300	138,171
Becton, Dickinson and Company		2,700	79,677
Bristol-Myers Squibb Company		3,682	90,614
Merck & Co., Inc.		3,400	184,416
Mylan Laboratories Inc.		2,800	88,116
Schering-Plough Corporation		4,300	91,805
Tenet Healthcare Corporation *#		3,386	97,348
DENTSPLY International Inc.		3,000	110,760
			880,907
Industrial (4.0%)
Illinois Tool Works Inc.		3,800	233,320
Teleflex Incorporated		2,000	84,120
Tyco International Ltd. #		11,700	169,182
			486,622
Insurance (3.7%)
Ambac Financial Group, Inc. #		1,100	67,980
Berkshire Hathaway 'B' *		115	282,900
Old Republic International Corporation		3,400	101,354
Travelers Prop & Casualty Class A *		108	1,442
Travelers Prop & Casualty Class B *		221	2,988
			456,664
Metals (0.3%)
Alcoa Inc.		1,900	41,914

Services (21.2%)
Banta Corporation		5000	154,000
Carnival Corporation #		4,700	122,764
Clear Channel Communications, Inc. *#		2,100	77,805
Comcast Corporation *#		2,800	64,428
Darden Restaurants, Inc.		3,300	62,634
Fortune Brands, Inc.		3,100	155,186
Gannett Co., Inc.		2,300	174,639
GTECH Holdings Corporation *		3,800	98,800
H&R Block, Inc. #		2,600	115,388
Hilton Hotels Corporation		10,000	123,000
Hughes Electronics Corporation *		16,800	165,480
IMS Health Incorporated #		3,800	57,152
Interpublic Group of Companies, Inc.		4,800	57,456
Knight Ridder Inc.		2,000	120,360
Liberty Media Corporation *		14,563	120,436
Manpower Inc. #		1,600	54,560
Marriott International, Inc.		4,000	123,720
McDonald's Corporation		6,000	108,660
R. R. Donnelley & Sons Company		4,900	98,245
Republic Services, Inc. *		9,300	191,394
Walt Disney Company #		6,600	110,220
Waste Management, Inc.		4,500	103,590
Yum! Brands, Inc. *		7,400	166,721
			2,626,638
Technology (6.5%)
Electronic Data Systems Corporation		3,300	49,698
First Data Corporation		5,200	181,687
Hewlett-Packard Company #		11,300	178,540
Harris Corporation		2,500	65,950
Intel Corporation		2,500	43,250
Microsoft Corporation *		1,400	74,858
NCR Corporation *#		3,700	82,288
Pitney Bowes Inc.		3,600	120,780
			797,051
Transportation (2.8%)
FedEx Corporation		4,200	223,397
Union Pacific Corporation #		2,100	124,005
			347,402
Utilities (0.4%)
TXU Corp. #		3,300	47,355

	Total Common Stocks	(Cost $14,187,631)	12,034,297

Short-Term Obligations (3.0%)
		Principal Amount
Wisconsin Corporate Central Credit Union Variable Demand Note
1.50%, due 1/17/03		$335,326	$335,326
Wisconsin Electric Power Company Demand Note 1.46%, due 3/18/03		31,592	31,592
	Total Short-Term Obligations	(Cost $366,918)	366,918

Total Investments:	100.7%	(Cost $14,554,549)	12,401,215
Other Assets, Less Liabilities:	(0.7)%		(85,032)
Total Net Assets:	100.0%		$12,316,183

*Non-Income Producing Securities
# All or a portion of securities on loan at October 31, 2002 - See Note 1(g) to financial statements.

______________________
See Notes to Financial Statement

Thomas White American Opportunities Fund
 Mid-Cap Value Style (Ticker: TWAOX)

The American Opportunities Fund will be four years old this coming March. It employs the same valuation-oriented investment style as our large-cap American Enterprise Fund, but focuses its selection among the 800 stocks in the Russell Midcap Index. These companies range in market capitalizations from roughly $1 to $15 billion. The Fund also purchases some attractive larger-cap and smaller-cap stocks. Given that our security analysts regularly value over 2,300 domestic companies, this selection flexibility allows the portfolio manager to buy any of the investment opportunities they discover. Despite this flexibility, the Fund intends to maintain an average cap size that consistently places it in the mid-cap category of funds as defined by Morningstar

Performance

The Thomas White American Opportunity Fund returned -16.2% over the last six months through October, versus the Russell Midcap Value Index (-19.2%) and the Russell Midcap Index (-20.2%). The equivalent returns over the last twelve months are -1.0% versus -3.0% and -8.0%. Since its inception, the Fund has returned an annualized 3.0% return. This compares to the Russell Midcap Value Index (+2.9%) and the Russell Midcap Index (+0.6%).

Our Investment Strategy

There are several approaches portfolio managers can use in attempting to outperform their benchmarks. Some vary their cash levels; usually in an effort to correctly time market declines. Given our attitude that market timing cannot consistently add value, we maintain minimal cash levels.

Another approach is referred to as industry rotation, or market timing of industries. To be successful here, one needs to be good at forecasting movements in the business cycle, interest rates and the movement of commodity prices accurately.

Thomas White American Opportunities Fund Top Ten Holdings on October 31, 2002 Based on Total Net Assets
Company Industry	% of Total Net Assets
CACI International Inc. Technology	4.0%
Alberto Culver Co. CL A Consumer Staples	2.2%
Dentsply International Inc. Healthcare	1.7%
Symantec Corp Technology	1.6%
Mylan Laboratories, Inc. Healthcare	1.4%
Old Republic Int'l Corp. Insurance	1.4%
C.R. Bard, Inc. Healthcare	1.4%
M&T Bank Corporation Banking	1.3%
Fortune Brands, Inc. Services	1.3%
Darden Restaurants, Inc. Services	1.2%

Thomas White American Opportunities Fund Industry Distribution on October 31, 2002 Based on Long-Term Securities
Aerospace	0.3%
Banking	9.4%
Building	2.1%
Capital Goods	2.5%
Chemicals	2.2%
Communications	0.9%
Consumer Durables	2.2%
Consumer Retail	6.3%
Consumer Staples	8.9%
Energy	4.6%
Financial Diversified	8.6%
Forest & Paper	1.3%
Health Care	9.1%
Industrial	4.9%
Insurance	5.0%
Metals & Mining	0.5%
Services	16.3%
Technology	11.0%
Transportation	2.3%
Utilities	1.6%
Total	100.0%

While we regularly discuss our analysis of the economy and have expectations of its direction, we do not value stocks in a way that depends on our forecasts being correct. Indeed, we buy economically sensitive companies when the consensus economic forecast suggests that we should not. We do this because this is when the stocks sell at the greatest discount to their long-term value. Short-term thinking creates undervalued opportunities. We accept possible short-term underperformance in a stock in order to obtain solid outperformance in the long-term.

If we do not market time or time movements of industries, how do we add value? The answer is that we stress accurate stock selection within every major industry. Our security analysts have developed valuation techniques to aid them in selecting the stock that will outperform its industry peers. Our valuation criteria vary with each industry. Our organization's long experience in following this approach gives us great confidence in its success. In the end, our expertise within each industry, gives us the capability of creating a much more diversified portfolio than most other portfolio managers.

With the Russell Midcap Index down 18% over the last twelve months, there are many new undervalued opportunities. In our focus on new bargain priced stocks, the portfolio is gradually shifting away from more defensive companies toward those currently depressed by the weak economy.

Our Current Portfolio

As is our traditional policy, we are fully invested and are maintaining broad industry diversification in order to achieve our objective of portfolio stability. The Fund currently owns 160 attractively priced businesses spanning every economic sector and major industry. As of October 31, the Fund's wide diversification was confirmed by the fact that its top ten holdings represented just 17.5% of its total net assets.

In conclusion, the Fund represents a diversified portfolio of undervalued mid-cap securities with attractive futures and solid balance sheets. We have every confidence that these equities will enjoy strong relative performance reflecting the economic recovery we anticipate occurring next year.

Performance at a Glance

Relative Performance October 31, 2002	American Opportunities Fund	Russell Midcap Value	Russell Midcap Index

Six Months	-16.2%	-19.2%	-20.2%
YTD	-10.5%	-12.9%	-18.4%
One Year Total Return	-1.0%	-3.0%	-8.0%
|Annualized Three Year Total Return	1.30%	2.3%	-2.3%
Annualized Total Return Since Inception (3/4/99)	3.0%	2.9%	0.6%

Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 31% of the total market capitalization of the Russell 3000 Index. Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. This represents approximately 11% of the total market capitalization of the Russell 3000 Index. All indices are unmanaged and returns assume the reinvestment of dividends.

The American Opportunities Fund
vs
the Russell Midcap Value Index and
the Midcap Index
March 4, 1999 to October 31, 2002

[graphic omitted]

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and various benchmarks.  The return since inception was 11.4% for the Fund, 11.0% for the Russell Midcap Value and 2.4% for the Russell Midcap.  The one-year return for the Fund was -1.0%.  The Fund's average annual total return was 3.0%.
 Past performance does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

THOMAS WHITE AMERICAN OPPORTUNITIES FUND
Investment Portfolio        October 31, 2002

Industry Issue		Shares	Value
Common Stocks (98.0%)
Aerospace (0.3%)
Moog Inc Class A *		1,400	$37,198

Banking (9.2%)
BB&T Corp.		3,600	130,500
Commerce Bancshares, Inc.		1,680	69,871
Community First Bankshares, Inc.		1,716	47,036
Fifth Third Bancorp		1,000	63,500
First Tennessee National Corporation		1,700	63,036
Golden West Financial Corporation		950	65,607
GreenPoint Financial Corp.		1,100	47,927
M&T Bank Corporation #		1,800	147,456
North Fork Bancorporation, Inc.		3,400	130,764
PNC Financial Services Group, Inc. #		900	36,594
TCF Financial Corporation		3,200	135,808
Washington Federal, Inc.		1,900	46,854
Washington Mutual, Inc.		1,500	53,640
			1,038,593
Building (2.1%)
American Woodmark Corporation		1,500	79,260
KB Home #		1,173	55,366
Lafarge North America Inc.		1,200	35,580
Ryland Group, Inc.		1,600	66,560
			236,766
Capital Goods (2.5%)
Donaldson Company, Inc.		2,400	75,768
Graco Inc.		3,375	92,306
Lincoln Electric Holdings, Inc.		1,500	35,310
Manitowoc Company, Inc. #		1,200	28,308
PACCAR Inc. #		1,044	46,061
			277,753
Chemicals (2.2%)
Airgas, Inc. *		5,200	79,352
Engelhard Corporation		1,839	40,734
Lubrizol Corporation		1,100	31,900
Olin Corporation		2,900	47,154
Rohm and Haas Company		1,400	46,578
			245,718
Communications (0.9%)
ALLTEL Corporation #		700	34,797
Telephone & Data Systems Inc.		1,300	66,170
			100,967
Consumer Durables (2.1%)
ArvinMeritor, Inc.		1,870	28,331
Clayton Homes, Inc. #		5,700	64,524
Johnson Controls, Inc.		900	70,200
Lear Corporation *		952	34,796
Whirlpool Corporation		928	43,254
			241,105
Consumer Retail (6.1%)
Advanced Marketing Services, Inc.		3,600	62,820
American Eagle Outfitters, Inc. *		1,400	20,328
Fastenal Company		1,700	57,715
Fossil, Inc. *		3,885	76,185
Liz Claiborne, Inc.		2,700	80,244
Office Depot, Inc. *		7,700	110,803
Ross Stores, Inc. #		2,600	108,810
Staples, Inc. *		3,900	60,450
TJX Companies, Inc. #		5,700	116,964
			694,319
Consumer Staples (8.7%)
Alberto-Culver Co CL A		5,100	245,565
Casey's General Stores, Inc.		2,700	31,617
Constellation Brands, Inc. *		2,964	75,078
CVS Corporation #		1,700	47,141
Dean Foods Company *		1,400	52,486
Helen of Troy Limited *		3,000	28,950
Hormel Foods Corporation		2,300	55,660
Kroger Co. *#		3,000	44,520
Lancaster Colony Corporation		1,500	68,175
Carolina Group		3,100	62,000
Pepsi Bottling Group, Inc.		3,200	86,240
R.J. Reynolds Tobacco Holdings, Inc. #		2,200	89,210
UST Inc.		3,300	100,947
			987,589
Energy (4.5%)
Amerada Hess Corporation		1,019	52,275
Anadarko Petroleum Corporation #		1,322	58,882
BJ Services Company *		2,200	66,726
ConocoPhillips		2,525	122,463
Devon Energy Corporation		1,200	60,600
GlobalSantaFe Corporation #		1,165	27,844
Marathon Oil Corporation		2,629	54,946
Noble Corporation *		2,000	64,640
			508,376
Financial Diversified (8.5%)
A.G. Edwards, Inc. #		1,757	57,805
AvalonBay Communities, Inc.		700	26,390
Boston Properties, Inc.		800	28,560
Countrywide Financial Corporation #		2,000	100,620
Health Care Property Investors, Inc.		2,100	90,720
Hospitality Properties Trust		1,000	32,720
Host Marriott Corporation *#		5,400	44,280
iStar Financial Inc.		2,600	73,840
Kimco Realty Corporation		2,250	68,175
Lehman Brothers Holdings Inc. #		2,047	109,044
Loews Corporation		1,200	51,768
ProLogis		5,000	121,000
Stilwell Financial Inc. #		8,600	100,706
Student Loan Corporation		600	57,120
			962,748
Forest & Paper (1.2%)
Plum Creek Timber Company, Inc.		2,100	47,481
Rayonier Inc.		1,689	71,242
Wausau-Mosinee Paper Corporation		2,337	22,318
			141,041
Health Care (8.9%)
Becton, Dickinson and Company		1,500	44,265
Bio-Rad Laboratories, Inc. *		600	25,566
C. R. Bard, Inc.		2,800	156,604
Caremark Rx, Inc. *		900	15,930
Covance Inc.		2,000	44,560
DaVita Inc. *		2,000	47,940
DENTSPLY International Inc.		5,250	193,830
First Health Group Corp. *#		1,400	36,372
Genzyme General *#		800	22,280
Humana Inc. *		4,700	57,246
Medicis Pharmaceutical Corporation *		750	34,425
Mylan Laboratories Inc.		5,200	163,644
Orthodontic Centers of America, Inc. *#		5,900	56,286
Oxford Health Plans, Inc. *		1,400	49,784
Tenet Healthcare Corporation *#		2,100	60,375
			1,009,107
Industrial (4.8%)
Air Products and Chemicals, Inc.		1,436	63,471
American Standard Companies Inc. *#		898	59,897
AptarGroup, Inc.		2,100	58,653
Ball Corporation		1,600	77,488
CLARCOR Inc.		2,200	68,002
Hillenbrand Industries, Inc.		900	46,800
ITT Industries, Inc. *		770	50,035
Sonoco Products Company		2,991	70,289
Teleflex Incorporated		1,100	46,266
			540,901
Insurance (4.9%)
Ambac Financial Group, Inc. #		1,750	$108,150
Erie Indemnity Company		1,171	46,781
MGIC Investment Corp.		1,317	55,261
Old Republic International Corporation		5,300	157,993
PMI Group, Inc.		1,930	57,514
Progressive Corporation		1,300	71,500
Radian Group Inc.		1,486	52,411
			549,610
Metals (0.5%)
Alcoa Inc.		2,400	52,944

Services (16.0%)
Amdocs Limited *#		9,600	67,008
Banta Corporation		3,500	107,800
Brinker International, Inc. *		2,700	76,653
CarMax, Inc. *		7,500	122,925
Cox Communications, Inc. * #		718	19,673
Cox Radio, Inc.		2,400	56,976
Darden Restaurants, Inc.		7,200	136,656
Fortune Brands, Inc.		2,900	145,174
Hughes Electronics Corporation *		1,600	15,760
Genuine Parts Company		1,600	47,264
GTECH Holdings Corporation *		4,300	111,800
H&R Block, Inc. #		1,600	71,008
Hilton Hotels Corporation		5,800	71,340
Hollinger International Inc.		2,200	21,450
International Game Technology *		1,400	105,294
ITT Educational Services, Inc.		4,200	91,770
Knight Ridder Inc.		1,300	78,234
Liberty Corporation		2,200	81,510
Liberty Media Corporation *		3,200	26,464
Manpower Inc. #		1,900	64,790
Republic Services, Inc. *		4,300	88,494
USA Interactive, Inc. *#		1,500	37,935
Valassis Communications, Inc. *#		1,050	27,090
Wackenhut Corrections Corporation *		2,600	30,680
Yum! Brands, Inc. *		4,600	103,637
			1,807,385
Technology (10.8%)
Ameritrade Holding Corporation *		8,600	39,044
AVX Corporation		2,200	20,724
Bel Fuse Inc. - Class B Common Stock		2,000	37,978
CACI International Inc. *		10,924	446,901
Certegy Inc. *		1,400	29,400
eFunds Corporation *		8,600	75,852
Equifax Inc.		2,800	$65,968
Harris Corporation		3,764	99,294
Lexmark International, Inc. *#		600	35,652
Pitney Bowes Inc.		1,100	36,905
Symantec Corporation *#		4,394	175,760
Syntel, Inc. *		4,900	89,959
Zebra Technologies Corporation *#		1,000	61,520
			1,214,957
Transportation (2.2%)
FedEx Corporation		1,300	69,147
Norfolk Southern Corporation		2,322	46,904
Roadway Corporation		2,200	88,154
Union Pacific Corporation #		800	47,240
			251,445
Utilities (1.6%)
Nicor Inc.		1,500	46,560
OGE Energy Corp.		1,300	20,735
ONEOK Inc.		2,900	54,926
Pinnacle West Capital Corporation		2,100	59,850
			182,071
Total Common Stocks		(Cost $10,602,548)	11,080,593

Short-Term Obligations (2.3%)
		Principal Amount
Wisconsin Corporate Central Credit Union Variable Demand Note		$231,747	$231,747
1.50%, due 1/17/03
Wisconsin Electric Power Company Demand Note 1.46%, due 3/18/03		24,755	24,755
	Total Short-Term Obligations	(Cost $256,502)	256,502

Total Investments:	100.3%	(Cost $10,859,050)	11,337,095
Other Assets, Less Liabilities:	(0.3)%		(33,599)
Total Net Assets:	100.0%		$11,303,496
__________________ See Notes to Financial Statement
* Non-Income Producing Securities
# All or a portion of securities on loan at October 31, 2002 - See Note 1(g) to financial statement.

Thomas White International Fund
Large Cap Value Style (Ticker: TWWDX)

Performance

This fiscal year, the Thomas White International Fund returned -6.3%, out-performing our MSCI All-Country less US benchmark (-10.9%). The international equity markets outperformed the MSCI USA Index (-15.9%) over the same period. Of the 5.0% difference between the US and international returns, 3.0% was due to appreciating foreign currencies.

The International Fund has enjoyed solid long-term performance since its inception on June 28, 1994. Our 4.5% annualized return compares favorably to the MSCI All-Country less US Index (+0.3%).

Near-Term Strategy

The international telecommunication, media and technology industries (called the TMT sector outside the US) have fallen sharply since the top of the international market in March of 2000. This has reduced their excessive valuations, but they still suffer from poor earnings momentum. Our earlier rotation away from these securities into undervalued, more defensive companies, largely explains the portfolio's outperformance since the market's peak. We have now increased our exposure in depressed cyclical and technology companies in expectation of a business recovery in Europe and Asia by the middle of 2003.

Thomas White American International Fund Top Ten Holdings on October 31, 2002 Based on Total Net Assets
Company Industry	% of Total Net Assets
British American Tobacco Consumer Staples, United Kingdom	2.4%
Yamada Denki Co. Consumer Retail, Japan	2.2%
Telefonos De Mex S A ADR "L" Communications, Mexico	2.0%
Total Fina Elf |Energy, France	2.0%
Diageo PLC ADR Consumer Staples, United Kingdom	1.7%
Japan Tobacco Consumer Staples, Japan	1.6%
ING Groep NV Insurance, Netherlands	1.5%
Imperial Tobacco Consumer Staples, United Kingdon	1.5%
Novartis Healthcare, Switzerland	1.4%
Altadis Consumer Staples, Spain	1.4%

The Thomas White International Fund is designed to benefit from the positive changes occurring in the world.

These forty-seven countries are home to over 1,600 companies that meet the Fund's quality standards. Each shareholder, is a partial owner of 146 of the most undervalued of these firms.

International Fund shareholders are at the very epicenter of what is driving change in today's world: An unprecedented explosion of highly beneficial global capitalism.

DEVELOPED MARKETS	PACIFIC	LATIN AMERICA
EUROPE	Australia	Argentina
Austria	Hong Kong	Brazil
Belgium	Japan	Chile
Denmark	New Zealand	Colombia
Finland	Singapore	Mexico
France		Peru
Germany	EMERGING MARKETS	Venezuela
Greece	GREATER EUROPE
Ireland	Czech Republic	INDIAN SUBCONTINENT
Italy	Hungary	India
Netherlands	Poland	Pakistan
Norway	Russia
Portugal	Turkey	FAR EAST
Spain		China
Sweden	MIDDLE EAST	Indonesia
Switzerland	Israel	Korea
United Kingdom		Malaysia
	AFRICA	Philippines
NORTH AMERICA	Egypt	Taiwan
Canada	Morocco	Thailand
South Africa

The Fund takes full advantage of the extensive resources of the Global Capital Institute. This investment research organization is owned by Thomas White International, the Fund's manager. The Institute's professionals perform on-going valuation-based security analysis of companies in forty-seven countries. Its monthly equity valuation publications are produced for clients who are asset management organizations located around the world.

The portfolio's regional and country mix continues to overweight Europe, Canada, Latin America and Australia, equally weight the Far East and underweight Japan. This configuration reflects Japan's inability to modernize its regulations and restructure the majority of its financial and industrial corporations. We also feel the Yen is overvalued.

Longer-Term Strategy

For the several years our portfolio strategy has focused on larger, well-managed firms with global presence. Many of these companies are at an earlier stage of management restructuring than their peers in the United States. International restructuring is proceeding at a pace only restrained by the dictates of political realities. Every year there is an increasing shift of the working population from government-owned monopolies to shareholder-owned enterprises. The result is the same persistent increase in productivity that drove US markets ever higher in the 1990's.

Our goal is to hold companies that will benefit from the strong earnings growth being generated from improving management and more productive employees. The higher return potential of international equities comes from their relative undervaluation and their opportunity to raise margins and capital returns up to the standards of US corporations.

We believe international stocks will outperform US equities over the coming ten years.

Our organization feels that international stocks will have superior performance to US equities over the next ten years due to the relative undervaluation of foreign stocks and the overvaluation of the US dollar. Specifically, we believe investors should expect large-cap international equities to return 11% from 2003 through 2012, versus 9% for comparable US stocks.

We base this belief on the historical relationship between company valuations and future stock returns. International stock indices currently have distinctly lower p/e and price-to-book ratios and higher dividend yields. Our projection is also based on the economic concept of purchasing power parity. This suggests the dollar's current price relationship with other major currencies is quite high and unsustainable over the long term.

History suggests international returns will be similar to US returns in the long run.

The graph on page 25 presents the performance of the world's major regions since 1970. International equities outperformed US stocks for a twenty-year period from 1970 to 1990, but they have underperformed for the last twelve years, largely because of low equity returns in Japan.

The relative equity performance between countries and regions is explained by: 1) the valuation levels at the beginning of the performance period, 2) the earnings growth over the period and 3) the currency return over the period. It is important to note that all of these factors tend to ebb and flow, but over time they end up producing very similar returns. Observe that the 1970-2002 returns are all quite similar for the major regions. Over this period international returns were 10.0% versus the 10.4% US returns.

Japanese investors suffered terribly by failing to diversify their portfolios internationally.

The Japanese investment public has learned the hard way that it is important to diversify internationally.

War-ravaged, Japanese industry was at first, understandably, inferior, but it quickly improved and in time set new standards for excellence. Despite this, the image of low quality persisted well into the sixties. Accordingly, Japanese equities were incorrectly undervalued relative to the rest of the world.

Japanese investors finally recognized how attractive their own stocks were and drove the market higher for the next twenty years (1970-1990). The country's export-driven companies continued to perfect their business models and by the late eighties their success became known as an "economic miracle." The earlier error in perception by investors that resulted in extreme undervaluation was in time repeated.

This time the misperception was of invincibility. This, of course, led to dramatic overvaluation. The bubble burst in mid-1989 and Japan has traded well below its 1989 highs for the last eight years.

What is the moral of this story?

Diversify internationally to smooth out your annual returns. Put yourself in the place of a Japanese investor at the market peak in 1989 who did not choose to diversify outside his own country. This was because his local equities had performed so well over the previous ten years. Does this sound familiar to conditions in America today?

The Thirty Year Performance of
The International Equity Market and
Its Major Regional Components
MSCI INDICES Gross	THESE INDEX RETURNS ARE IN US DOLLARS. FIVE-YEAR REGIONAL PERFORMANCE SUCCESS IS NUMBERED FROM #1 (BEST) TO #5 (WORST).
PERIOD: Jan. 1, 1970 to Oct. 31, 2002	INT'L	CANADA		EUROPE		JAPAN		PACIFIC EX JAPAN		EMERGING MARKETS		US
FIVE-YEAR PERIOD RETURNS
1970-1974	3.3%	4.6%	(#2)	-0.9%	(#3)	16.0%	(#1)	-6.2%	(#4)	N/A		-3.4%
1975-1979	19.0%	17.9%	(#4)	18.9%	(#2)	18.8%	(#3)	27.5%	(#1)	N/A		13.3%
1980-1984	9.5%	6.7%	(#2)	6.1%	(#3)	17.0%	(#1)	4.1%	(#4)	N/A		14.5%
1985-1989	35.0%	16.9%	(#5)	32.3%	(#3)	41.4%	(#2)	22.4%	(#4)	52.2%	(#1)	19.8%
1990-1994	2.4%	0.1%	(#4)	7.0%	(#3)	-3.4%	(#5)	15.3%	(#2)	20.9%	(#1)	9.2%
1995-1999	12.4%	20.5%	(#2)	22.5%	(#1)	2.1%	(#4)	5.0%	(#3)	2.0%	(#5)	29.7%
2000-2002 (to Oct. 31)	-17.7%	-11.8%	(#2)	-16.6%	(#4)	-24.5%	(#5)	-10.6%	(#1)	-15.7%	(#3)	-16.6%

1970-2002 (to Oct. 31)	10.0%	8.7%		10.8%		10.4%		8.7%		N/A		10.4%
1988-2002 (to Oct. 31)	3.5%	6.8%		8.8%		-3.6%		7.4%		9.9%		11.7%

The table above presents the performance of the international stock markets from January 1, 1970 to October 31, 2002. Returns are shown in a series of five-year periods. The international returns are followed by those of the world's regions, then for comparison, the US returns.

Regional performances (not including the US) are highlighted using ranks from #1 (best) to #5 (worst) to indicate the winners and losers in each five-year period. History shows regional returns are random in their timing, with no area holding a permanent monopoly on performance.

Note that the international market and its territories all have quite similar long-term records. But observe that the international index has a more stable return pattern than any of its components. This is because regional bull and bear markets tend to offset one another.

The Fund's design reflects your manager's belief that shareholders benefit from smoother international performance. A more stable portfolio encourages investors to stay the course in a falling market environment. This promotes success in reaching long-term investment goals.

The MSCI developed country gross dividends return series is used for US, Europe, Canada, Japan and the Pacific less Japan. The Free MSCI emerging markets free gross dividends return series starts on January 1, 1988. International returns reflect the MSCI World less US Free Index until the MSCI All-Country less US Free Index starts on January 1, 1988. World less US Free and All-Country World less US returns are linked across the 1970-2002 period.

Thomas White International Fund Regional Exposure on October 31, 2002 Based on Long-Term Securities
CONTINENTAL EUROPE	33.8%
UNITED KINGDOM	19.7%
AFRICA & MIDDLE EAST	0.3%
CANADA	2.9%
LATIN AMERICA	4.9%
JAPAN	20.7%
FAR EAST	4.4%
AUSTRALIA & NEW ZEALAND	4.9%
DEVELOPED MARKETS	91.6%
EMERGING MARKETS	8.4%
Total	100.0%

Performance at a Glance

The International Fund
vs
MSCI Indices
June 28, 1994 to October 31, 2002

[graphic omitted]

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and various benchmarks.  The return since inception was 44.8% for the Fund, 2.2% for the MSCI All Country Work ex US and 42.9% for the MSCI All Country Index.  The one-year for the Fund was -6.3%.  The Fund's average annual total return since inception was 4.5%.  The MSCI Indices are gross dividends.

Past performance does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

The International Fund vs its Benchmarks
Relative Performance October 31, 2002	Thomas White International Fund	MSCI All Country World ex US	MSCI All Country World
Six Months	-16.5%	-17.8%	-17.4%
YTD	-11.2%	-15.9%	-19.3%
One Year	-6.3%	--10.9%	-13.6%
Three Years	-9.8%	-13.2%	-13.3%
Five Years	-1.1%	-3.0%	-1.5%
Average Annual Return Since Inception (June 28, 1994)	4.5%	0.3%	4.4%
Cumulative Total Return Since Inception (June 28, 1994)	44.8%	2.2%	42.9%

MSCI All Country World is a compilation of the market indices for 47 developed and emerging market countries. The MSCI All Country World ex US represents the same countries as the All Country Index except it does not include the U.S. All indices are unmanaged and returns assume the reinvestment of dividends. The International Fund also assumes the reinvestment of dividends and capital gains distributions.

Country	Issue	Industry	Shares	Value

COMMON STOCKS:	98.7%
AUSTRALIA:	3.9%

	BHP Billiton Ltd ADR #	Metals	2,271	$24,027
	BHP Steel *	Metals	3,482	5,783
	National Australia Bank	Banking	5,121	98,098
	National Australia Bank Ltd. ADR #	Banking	2,900	274,398
	News Corp Ltd ADR	Services	13,400	311,282
	Rio Tinto Plc ADR	Metals	1,700	123,777
	Telstra Corp	Communications	60,800	161,296
				998,661
BELGIUM:	2.4%

	Fortis SA	Insurance	12,500	228,656
	Gpe Bruxelles Lam	Financial Diversified	5,900	217,545
	Solvay SA	Chemicals	2,800	168,374
				614,575
BRAZIL:	1.6%

	Banco Bradesco S A ADR #	Banking	6,000	79,800
	Petrol Brasileiros Prf #	Energy	17,990	219,449
	Telecomunicacoes Brasileiras S A Pfd ADR	Communications	6,800	119,476
				418,725
CANADA:	2.9%

	Enbridge Inc	Energy	3,800	108,592
	Fairfax Financial Holdings #	Insurance	600	42,971
	Royal Bank Canada	Banking	5,400	190,272
	Shaw Communication Class 'B'	Industrial	19,000	190,931
	Shell Canada Ltd Class A	Energy	6,400	204,056
				736,822
CHINA:	1.0%

	Petrochina Co Ltd ADR	Energy	13,200	247,896

FRANCE:	4.7%

	Aventis SA	Health Care	4,500	269,265
	Cie De St-Gobain	Industrial	12,400	269,172
	Michelin (Cgde)	Consumer Durables	4,800	139,498
	Total Fina Elf	Energy	3,733	513,992
				1,191,927
GERMANY:	6.5%

	BASF AG	Chemicals	4,700	174,927
	Bayer AG Ord	Chemicals	4,300	82,148
	Bayer Hypo-Vereins Ord	Banking	9,200	121,573
	Deutsche Telekom (Regd)	Communications	14,000	160,614
	E.On AG	Utilities	6,800	307,607
	Merck Ord	Health Care	4,700	100,490
	Rwe AG 'A'	Utilities	7,800	243,979
	Schering AG Ord	Health Care	6,600	302,806
	Siemens AG (Regd)	Industrial	3,600	169,265
				1,663,409

HONG KONG:	3.9%

	China Mobile *	Communications	22,800	55,979
	Hong Kong Electric	Utilities	45,000	182,894
	HSBC Holdings	Banking	30,400	331,299
	Jardine Matheson	Industrial	45,000	272,250
	Swire Pacific	Industrial	34,600	145,503
				987,925
IRELAND:	2.2%

	Allied Irish Banks Plc	Banking	20,000	280,128
	Bank Of Ireland	Banking	25,800	286,027
				566,155

ISRAEL:	0.3%

	Amdocs *	Services	10,300	71,894

ITALY:	2.0%

	ENI	Energy	19,100	262,984
	Telecom Italia SPA	Communications	31,600	250,234
				513,218
JAPAN:	20.5%

	Canon Inc	Technology	9,000	331,729
	Dai Nippon Printing	Services	12,000	122,514
	Daiichi Pharmaceutical Co.	Health Care	10,500	153,265
	Daiwa House Industries Co.	Building	20,000	106,988
	Denso Corp.	Consumer Durables	8,100	129,000
	Fuji Photo Film Co.	Services	5,000	137,813
	Fujitsu	Technology	42,000	135,967
	Hitachi	Technology	50,000	195,300
	Honda Motor Co.	Consumer Durables	4,200	150,355
	Japan Tobacco Inc.	Consumer Staple	63	404,314
	Komatsu	Capital Goods	72,000	229,565
	Matsushita Electric Industries	Technology	19,000	198,940
	Millea Holdings Insurance	Insurance	40	298,459
	Mitsubishi Electric	Technology	51,000	129,336
	Mitsubishi Heavy Industries	Capital Goods	90,000	190,809
	Mitsubishi Tokyo Financial	Banking	20	130,311
	Nippon Tel &Tel Corp.	Communications	94	344,174
	Nipponkoa Insurance	Insurance	48,000	169,483
	Ono Pharmaceutical	Health Care	4,000	129,169
	Sankyo Company Ltd.	Health Care	18,000	211,954
	Sony Corp.	Technology	4,000	171,899
	Sumitomo Mitsui Bank	Banking	13,000	53,746
	Taisho Pharmaceutical Co.	Health Care	9,000	140,837
	Takeda Chemical Ind.	Health Care	6,000	249,041
	Yamada Denki Co. #	Consumer Retail	23,200	571,344
	Yamanouchi Pharmaceutical	Health Care	6,000	146,783
				5,233,095
KOREA:	4.7%

	Korea Electric Power Corp ADR	Utilities	35,900	301,919
	Korea Telecom Corp ADR	Communications	10,900	223,886
	Posco ADR	Metals	8,800	203,544
	Samsung Electronics	Technology	1,200	338,373
	Sk Telecom	Communications	740	136,085
				1,203,807
MEXICO:	3.2%

	America Movil ADR Ser L Shrs #	Communications	7,800	104,832
	Cemex ADR	Building	9,623	195,058
	Telefonos de Mexico ADR L Shrs	Communications	16,900	515,450
				815,340
NETHERLANDS:	7.4%

	ABN-AMRO Holdings NVA	Banking	17,100	251,019
	Aegon NVA	Insurance	9,600	130,091
	Akzo Nobel NVA	Chemicals	7,200	215,233
	ING Groep NVA CVA	Insurance	23,694	396,131
	OCE NVA	Technology	30,000	298,440
	Philips Elec(Kon)	Industrial	10,476	187,691
	Reed Elsevier NVA	Services	12,000	149,546
	Unilever NVA CVA	Consumer Staple	4,000	256,372
				1,884,523
NEW ZEALAND:	0.8%

	Telecom Corporation of New Zealand #	Communications	10,900	214,730

PORTUGAL:	0.5%

	Portugal Telecom	Communications	20,200	121,970

SINGAPORE:	2.3%

	DBS Group Holdings	Banking	43,030	301,782
	OverSeas Chinese Bank	Banking	48,800	287,046
				588,828
SPAIN:	5.6%

	Altadis SA	Consumer Staple	16,900	357,153
	Banco Bilbao Vizcaya #	Banking	20,100	191,398
	Banco Popular Espana	Banking	3,600	154,084
	Repsol Ypf SA #	Energy	16,100	181,996
	Telefonica S A ADR	Communications	12,163	343,605
	Telefonica SA	Communications	12,409	117,672
	Union Fenosa	Utilities	9,200	96,439
				1,442,347
SWEDEN:	0.7%

	Electrolux AB- B Shares	Consumer Durables	11,200	169,863

SWITZERLAND:	2.0%

	Novartis AG	Health Care	9,500	361,714
	Swisscom AG	Communications	400	118,757
	Zurich Financial Services Grp	Insurance	379	35,628
				516,099
TAIWAN:	0.3%

	Taiwan Semiconductor	Technology	58,520	78,417

UNITED KINGDOM:	19.3%

	Allied Domecq	Consumer Staple	50,000	299,615
	Associated Brit Foods	Consumer Staple	20,000	182,438
	BAE Systems	Aerospace	91,500	261,836
	BG Group	Energy	35,400	141,451
	Boots Co.	Consumer Retail	29,200	272,249
	BP	Energy	32,600	209,445
	British American Tobacco	Consumer Staple	58,800	602,588
	BT Group	Communications	57,400	162,602
	Bunzl	Forest & Paper	22,000	157,170
	Centrica	Utilities	65,000	183,807
	Diageo Plc ADR	Consumer Staple	10,000	445,700
	Hays	Services	62,000	86,949
	Imperial Chemical Inds	Chemicals	65,600	257,244
	Imperial Tobacco	Consumer Staple	25,100	393,317
	Invensys	Industrial	120,000	119,460
	Marks & Spencer Group	Consumer Retail	27,300	159,110
	Reckitt Benckiser	Consumer Staple	12,500	227,215
	Rentokil Initial	Services	51,000	173,216
	RMC Group	Building	13,800	87,362
	Scot & Newcastle	Consumer Staple	17,900	138,843
	Unilever Plc	Consumer Staple	24,285	238,411
	WPP Group	Services	24,000	164,467
				4,964,495

Total Common Stocks		(Cost $27,284,381)		25,244,721

SHORT TERM OBLIGATIONS:	2.0%
			Par Value
	The Northern Trust Company Eurodollar		$522,013	522,013
	Time Deposit 0.50%, due 11/01/02
Total Short Term Obligations		(Cost $522,013)		522,013

Total Investments	100.7%	(Cost $27,806,394)		$25,766,734
Other Assets, Less Liabilities:	(0.7%)			(178,877)
Total Net Assets:	100.0%			$25,587,857

_________________________
See Notes to Financial Statement
* Non-Income Producing Securities
# All or a portion of securities on loan at October 31, 2002 - See Note 1(g) to financial statements.
ADR - American Depositary Receipt.

Distributions - During Fiscal Year 2002

The Funds typically pay dividends annually in October.

DISTRIBUTIONS
	American Enterprise Fund	American Opportunities Fund	International Fund
Ordinary Income	$ 0.0506	$ 0.0228	$ 0.0681
Short-Term Capital Gain	$-----	$----	$----
Long-Term Capital Gain	$-----	$----	$----
Total Per Share	$ 0.0506	$ 0.0228	$ 0.0681

THOMAS WHITE FUNDS FAMILY Statements of Assets and Liabilities October 31, 2002
	American Enterprise Fund	American Opportunities Fund	International Fund
ASSETS

Investments in securities at market value[1]	$12,401,215	$11,337,095	$25,766,734
Receivables:
Dividends and interest	14,925	10,278	34,955
Reclaims	-------	-------	48,486
Fund shares sold	-------	-------	860
Other	3,719	2,576	7,625
Held as collateral for loaned securities[2]	3,740,624	2,283,239	1,592,928
Total assets	$16,160,483	13,633,188	27,451,588

LIABILITIES

Management Fees	10,314	9,422	21,301
Accrued expenses	22,051	12,593	47,217
Distributions payable	71,311	24,438	202,285
Collateral on loaned securities	3,740,624	2,283,239	1,592,928
Total liabilities	3,844,300	2,329,692	1,863,731

NET ASSETS

Source of Net Assets:
Net capital paid in on shares of beneficial interest	$17,187,859	10,987,569	29,931,886
Undistributed net investment income (accumulated net investment loss)	884	-------	836
Accumulated net realized gain (loss)	(2,719,226)	(162,118)	(2,305,205)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(2,153,334)	478,045	(2,039,660)

Net assets	$12,316,183	$11,303,496	$25,587,857

Shares outstanding	1,410,708	1,072,541	2,968,376

Net asset value and offering price per share	$8.73	$10.54	$8.62

1 Cost Basis: American Enterprise Fund: $14,554,549 American Opportunities Fund: $10,859,050 International Fund: $27,806,394
2 Value of securities out on loan at 10/31/2002: American Enterprise Fund: $3,550,595 American Opportunities Fund: 2,165,715 International Fund: $1,520,844
See Notes to Financial Statements.
Thomas White FUNDS FAMILY Statements of Operations Year Ended October 31, 2002
	American Enterprise Fund	American Opportunities Fund	International Fund
INVESTMENT INCOME

Income:
Dividends	$262,373	$178,764	$654,661[1]
Interest	6,479	6,330	8,166
Total investment income	268,852	185,094	662,827

Expenses:
Investment management fees (note 4)	148,146	123,127	286,800
Audit fees and expenses	15,427	10,008	20,997
Custodian fees	7,227	7,518	64,999
Trustees' fees and expenses	5,298	3,973	10,435
Registration fees	6,737	5,626	27,313
Transfer agent fees	12,533	12,001	25,201
Printing expenses	4,084	2,804	7,351
Legal fees and expenses	13,497	9,769	32,003
Other expenses	14,316	11,884	24,032
Total expenses	227,265	186,710	499,131
Reimbursement from Investment Manager	(30,608)	(22,261)	(68,746)
Net expenses	196,657	164,449	430,385
Net investment income	72,195	20,645	232,442

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on investments & foreign currency transactions	(443,807)	(92,755)	(1,984,989)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,514,527)	(96,618)	(16,912)
Net gain (loss) on investments	1,958,334	189,373	2,001,901

Net increase (decrease) in net assets from operations	$(1,886,139)	$(168,728)	$(1,769,459)
1 Net of foreign taxes withheld of $56,386.

See Notes to Financial Statements.

THOMAS WHITE FUNDS FAMILY Statements of Changes in Net Assets
	American Enterprise Fund		American Opportunities Fund
	Year Ended October 31, 2002	Year Ended October 31, 2001	Year Ended October 31, 2002	Year Ended October 31, 2001
Change in net assets from operations:
Net investment income	$72,195	$67,805	$20,645	$33,812
Net realized gain (loss)	(443,807)	(1,785,677)	(92,755)	(63,944)
Net unrealized appreciation (depreciation) on investments	(1,514,527)	(423,777)	(96,618)	(207,447)
Net increase (decrease) in net assets from operations	(1,886,139)	(2,141,649)	(168,728)	(237,579)

Distributions to shareholders:
From net investment income	(71,311)	(67,805)	(20,645)	(33,812)
Tax return of capital	-------	(11,080)	(3,793)	(6,053)
Total distributions	(71,311)	(78,885)	(24,438)	(39,865)

Fund share transactions (Note 3)	(297,935)	138,700	707,570	680,552
Total increase (decrease)	(2,255,385)	(2,081,834)	514,404	403,108

Net assets:
Beginning of period	14,571,568	16,653,402	10,789,092	10,385,984

End of period	$12,316,183	$14,571,568	$11,303,496	$10,789,092

	International Fund
	Year Ended October 31, 2002	Year Ended October 31, 2001
Change in net assets from operations:
Net investment income (loss)	$232,442	$161,336
Net realized gain on investments and foreign currency transactions	(1,984,989)	(320,215)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(16,912)	(7,041,648)
Net increase (decrease) in net assets from operations	(1,769,459)	(7,200,527)

Distributions to shareholders:
From net investment income	(202,283)	(190,659)

Fund share transactions (Note 3)	(96,180)	942,583
Total increase (decrease)	(2,067,922)	(6,448,603)

Net assets:
Beginning of period	27,655,779	34,104,382

End of period	$25,587,857	$27,655,779

See Notes to Financial Statements.

Notes to Financial Statements

Year Ended October 31, 2002

Note 1. Summary of Accounting Policies

Lord Asset Management Trust (the "Trust") was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. The Trust currently has three series of Shares, the Thomas White American Enterprise Fund (the "American Enterprise Fund") that commenced operations on November 1, 1998, the Thomas White American Opportunities Fund (the "American Opportunities Fund") that commenced operations on March 4, 1999, and the Thomas White International Fund (the "International Fund") that commenced operations on June 28, 1994, collectively referred to as the "Fund". The investment objective of each Fund is to seek long-term capital growth. The American Enterprise Fund primarily invests in equity securities of large U.S. companies. The American Opportunities Fund will also invest in U.S. equity securities, with a focus on mid-size and small companies. The International Fund will primarily invest in equity securities of companies located in the world's developed countries outside of the U.S. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

(a) Valuation of securities. Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no closing sale price is reported are valued at the mean between the last current bid and asked price. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees.

(b) Foreign currency translation. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells a foreign security it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain (loss) on investments and foreign currency transactions include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments and foreign currency translations include the changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

(c) Income taxes. It is each Fund's intention to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for federal income taxes. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

(d) Use of estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund. Realized gains and losses are determined on a FIFO (first in first out) basis.

(f) Distributions to Shareholders. The Funds usually declare and pay dividends from net investment income annually, but may be more frequent to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

(g) Securities Lending. The Thomas White American Enterprise Fund, American Opportunities Fund and International Fund may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risk may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. It is each Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

Funds that lend securities receive cash as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines as set forth in the securities lending agreement. A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 50% is paid to the securities lending agents for the Thomas White International Fund for its services and 40% is paid to the securities lending agent for the Thomas White American Enterprise and Thomas White American Opportunities Funds for their services. The net amount of interest earned, after the interest rebate and the allocation to the securities lending agent, is included in the Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at October 31, 2002 are as follows:

Portfolio	Value of Loaned Securities	Value of Collateral
Thomas White American Enterprise	$3,550,595	$3,740,624
Thomas White American Opportunities	2,165,715	2,283,239
Thomas White International Fund	1,520,844	1,592,928

Each Fund has earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent) as follows:

Portfolio	Net Interest Earned by Portfolio
Thomas White American Enterprise	$2,683
Thomas White American Opportunities	2,489
Thomas White International Fund	7,498

Note 2. Significant Shareholder. At October 31, 2002 the Thomas White American Enterprise Fund, Thomas White American Opportunities Fund and Thomas White International Fund had a shareholder who held 82.5%, 59.0% and 67.4%, respectively, of each Fund's outstanding shares. Investment activities of this shareholder could have a material effect on each Fund.

THOMAS WHITE FUNDS FAMILY
Notes to Financial Statements
Year Ended October 31, 2002

Note 3. Transactions in Shares of Beneficial Interest (All amounts in thousands)
 As of October 31, 2002, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

	American Enterprise Fund				American Opportunities Fund
	Year Ended October 31, 2002		Year Ended October 31, 2001		Year Ended October 31, 2002		Year Ended October 31, 2001
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	37,586	$373,050	67,018	$769,832	72,206	$833,291	67,324	$733,863
Shares issued on reinvestment of dividends & distributions	0	0	7,662	78,844	0	0	3,225	34,803
Shares redeemed	(65,535)	(670,985)	(63,843)	(709,976)	(11,107)	(125,721)	(7,938)	(88,114)

Net increase (decrease)	(27,949)	$(297,935)	10,837	$138,700	61,099	$707,570	62,611	$680,552

	International Fund
	Year Ended October 31, 2002			Year Ended October 31, 2001
	Shares		Amount	Shares	Amount
Shares sold	396,033		$$3,782,336	527,129	$$5,719,801
Shares issued on reinvestment of dividends & distributions	0		0	19,209	180,179
Shares redeemed	(409,822)		(3,878,516)	(465,088)	(4,957,397)

Net increase (decrease)	(13,789)	$	$(96,180)	81,250	$$942,583

Note 4. Investment Management Fees and Other Transactions with Affiliates

Each Fund pays a monthly investment management fee to Thomas White International, Ltd. (the "Advisor") at the rate of 1/12% of the Fund's average daily net assets. For the current fiscal year the Advisor has contractually agreed to reduce its management fee for the International Fund, the American Enterprise Fund and the American Opportunities Fund to the extent that the total operating fees exceed 1.50%, 1.35%, and 1.35% of the respective Fund's average daily net assets.

Note 5. Investment Transactions

During the year ended October 31, 2002 the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, were as follows:

Fund	Purchases	Sales
American Enterprise Fund	$9,964,261	$10,250,121
American Opportunities Fund	5,231,261	4,487,393
International Fund	14,250,147	14,044,957

THOMAS WHITE FUNDS FAMILY
 Notes to Financial Statements
Year Ended October 31, 2002

At October 31, 2002 the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
American Enterprise Fund	$14,554,638	$451,788	$(2,605,211)	$(2,153,423)
American Opportunities Fund	10,874,533	1,651,785	(1,189,223)	462,562
International Fund	27,806,394	2,765,744	(4,805,404)	(2,039,660)

Distributions to Shareholders

The Funds will distribute net investment income and net realized gains, if any, at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature and are primarily due to differing treatments for futures and option transactions, foreign currency transactions and losses deferred due to wash sales.

	Undistributed Ordinary Income	Undistributed Long-term Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Total Distributable Earnings
American Enterprise Fund	$884	$-------	$(2,153,423)	(2,719,137)	$(4,871,676)
American Opportunities Fund	-------	-------	462,562	(146,635)	315,927
International Fund	836	-------	(2,039,660)	(2,305,205)	(4,344,029)

The tax character of distributions paid during the year ended December 31, 2001 were as follows:

	Ordinary Income	Long-term Capital Gains	Total Distributions
American Enterprise Fund	$71,311	$-------	$71,311
American Opportunities Fund	20,645	-------	20,645
International Fund	202,283	-------	202,283

As of October 31, 2002, the Funds had tax basis capital losses, which may be carried forward up to eight years to offset future capital gains. Such losses expire as follows:

Expiration Date	American Enterprise Fund	American Opportunities Fund	International Fund
10/31/2007	$79,601	-------	-------
10/31/2008	410,141	-------	-------
10/31/2009	1,763,751	$53,881	$320,216
10/31/2010	465,644	92,754	1,984,989
Total	$2,719,137	$146,635	$2,305,205

THOMAS WHITE FUNDS FAMILY
 Notes to Financial Statements
Year Ended October 31, 2002

Note 6. Financial Highlights

	American Enterprise Fund
	Year Ended October 31, 2002		Year Ended October 31, 2001		Year Ended October 31, 2000		Year Ended October 31, 1999
Per share operating performance (For a share outstanding throughout the period)

Net asset value, beginning of period	$10.13		$11.66		$12.07		$10.00
Income from investment operations:
Net investment income (loss)	0.05		0.05		0.05		0.01
Net realized and unrealized gains (losses)	(1.40)		(1.53)		(0.40)		2.06
	(1.35)		(1.48)		(0.35)		2.07

Distributions:
From net investment income	(0.05)		(0.04)		(0.06)		-------
From net realized gains	-------		-------		-------		-------
Tax return of capital	-------		(0.01)		-------		-------
	(0.05)		(0.05)		(0.06)		-------

Change in net asset value for the period	(1.40)		(1.53)		(0.41)		2.07
Net asset value, end of period	$8.73		$10.13		$11.66		$12.07

Total Return	(13.33)%		(12.66)%		(2.90)%		20.70%
Ratios/supplemental data
Net assets, end of period (000)	$12,316		$14,572		$16,653		$22,114
Ratio to average net assets:
Expenses (net of reimbursement)	1.34%	+	1.35%	+	1.35%	+	1.35%	+
Net investment income/loss (net of reimbursement)	0.49%	+	0.42%	+	0.28%	+	0.23%	+

Portfolio turnover rate	69.32%		87.34%		67.28%		4.58%

+ In the absence of the expense reimbursement for the American Enterprise Fund the ratio of expenses to average net assets would have been 1.55% and the ratio of net investment income to average net assets would have been 0.28% for the current year.

In the absence of the expense reimbursement for the American Enterprise Fund the ratio of expenses to average net assets would have been 1.47% and the ratio of net investment income to average net assets would have been 0.31% for the year ended October 31, 2001.

In the absence of the expense reimbursement for the American Enterprise Fund the ratio of expenses to average net assets would have been 1.39% and the ratio of net investment income to average net assets would have been 0.25% for the year ended October 31, 2000.

In the absence of the expense reimbursement for the American Enterprise Fund the ratio of expenses to average net assets would have been 1.58% and the ratio of net investment income to average net assets would have been 0.00% for the year ended October 31, 1999.

THOMAS WHITE FUNDS FAMILY
 Notes to Financial Statements
Year Ended October 31, 2002

	American Opportunities Fund
	Year Ended October 31, 2002		Year Ended October 31, 2001		Year Ended October 31, 2000		March 4, 1999 (commencement of operations) to October 31, 1999
Per share operating performance (For a share outstanding throughout the period)

Net asset value, beginning of period	$10.67		$10.95		$10.73		$10.00

Income from investment operations:
Net investment income (loss)	0.02		0.03		0.04		0.02
Net realized and unrealized gains (losses)	(0.13)		(0.27)		0.72		0.71
	(0.11)		(0.24)		0.76		0.73

Distributions:
From net investment income	(0.02)		(0.04)		(0.04)		-------
From net realized gains	-------		-------		(0.50)		-------
Tax return of capital	-------	(1)	-------	(1)	-------		-------
	(0.02)		(0.04)		(0.54)		-------

Change in net asset value for the period	(0.13)		(0.28)		0.22		0.73
Net asset value, end of period	$10.54		$10.67		$10.95		$10.73

Total Return	(1.01)%		(2.20)%		7.25%		7.30%	**
Ratios/supplemental data
Net assets, end of period (000)	$11,303		$10,789		$10,386		$9,931
Ratio to average net assets:
Expenses (net of reimbursement)	1.34%	+	1.35%	+	1.35%	+	1.35%	*+
Net investment income/loss (net of reimbursement)	0.17%	+	0.31%	+	0.22%	+	0.22%	*+

Portfolio turnover rate	37.50%		83.34%		62.14%		$3.53%	**

* Annualized ** Not annualized
(1) Less than $0.01 per share.

+ In the absence of the expense reimbursement for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.53% and the ratio of net investment income to average net assets would have been (0.01)% for the current year.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.54% and the ratio of net investment income to average net assets would have been 0.13% for the year ended October 31, 2001.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.47% and the ratio of net investment income to average net assets would have been 0.11% for the year ended October 31, 2000.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.70% and the ratio of net investment income to average net assets would have been (0.13)% for the year ended October 31, 1999.

THOMAS WHITE FUNDS FAMILY
 Notes to Financial Statements
Year Ended October 31, 2002

	International Fund
	Year Ended October 31, 2002		Year Ended October 31, 2001		Year Ended October 31, 2000		Year Ended October 31, 1999	Year Ended October 31, 1998
Per share operating performance (For a share outstanding throughout the period)

Net asset value, beginning of period	$9.27		$11.76		$13.30		$13.58	$13.23

Income from investment operations:
Net investment income (loss)	0.08		0.06		(0.01)		0.07	0.15
Net realized and unrealized gains
(losses)	(0.66)		(2.49)		(0.05)		2.32	0.93
	(0.58)		(2.43)		(0.06)		2.39	1.08
Distributions:
From net investment income	(0.07)		(0.06)		(0.07)		(0.13)	(0.19)
From net realized gains	-------		-------		(1.41)		(2.54)	(0.54)
	(0.07)		(0.06)		(1.48)		(2.67)	(0.73)

Change in net asset value for the period	(0.65)		(2.49)		(1.54)		(0.28)	0.35
Net asset value, end of period	$8.62		$9.27		$11.76		$13.30	$13.58

Total Return	(6.28)%		(20.63)%		(1.26)%		18.78%	8.64%
Ratios/supplemental data
Net assets, end of period (000)	$25,588		$27,656		$34,104		$41,665	$57,464
Ratio to average net assets:
Expenses (net of reimbursement)	1.50%	+	1.50%	+	1.50%	+	1.44%	1.42%
Net investment income/loss (net of	0.81%	+	0.51%	+	(0.04)%	+	0.46%	1.13%
reimbursement)
Portfolio turnover rate	50.00%		35.38%		38.37%		67.48%	51.41%

+ In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.74% and the ratio of net investment income to average net assets would have been 0.57% for the current year.

In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.66% and the ratio of net investment income to average net assets would have been 0.35% for the year ended October 31, 2001.

In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.52% and the ratio of net investment income to average net assets would have been (0.06)% for the year ended October 31, 2000.

Thomas White Funds Family Trustee Disclosure October 31, 2002

Name, Address and Age	Positions held with Funds	Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios overseen by Trustee	Other Directorships Held by Trustee

Thomas S. White, Jr.* 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 59	Trustee, President	8 years	Chairman of Thomas White International, Ltd.	3	None

Douglas M. Jackman 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 36	Vice President and Secretary	6 years	Analyst and Senior Vice President of Thomas White International, Ltd.;	3	None

David M. Sullivan II 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 30	Treasurer	2 years	Treasurer of the Thomas White Funds; Portfolio Analyst and Fund Accountant of Thomas White International, Ltd.	3	None

Jill F. Almeida 1448 N. Lake Shore Dr. Chicago, IL 60610, 51	Trustee	8 years	Retired; former Vice President, Security Pacific Bank	3	None

Nicholas G. Manos* 53 W. Jackson Blvd. Suite 528 Chicago, IL 60604, 77	Trustee	8 years	Attorney (of counsel), Gesas, Pilati & Gesas,	3	None

Edward E. Mack III 55 East Jackson St. Chicago, IL 60604, 57	Trustee	8 years	Chairman, Mack & Parker, Inc. (Principal Business - Insurance)	3	Director - Mack & Parker, Inc.

Elizabeth Montgomery 1448 N. Lake Shore Dr. Chicago, IL 60610, 59	Trustee	1 year	Retired	3	None

John N. Venson 310 Meadowlake Ln. Lake Forest, IL 60045, 53	Trustee	8 years	Doctor of Podiatric Medicine	3	None

* Mr. Manos is Thomas White's father-in-law.